UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-3735


                              The New Economy Fund
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                   Date of fiscal year end: November 30, 2003

                     Date of reporting period: May 31, 2003





                                 Chad L. Norton
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                           Michael J. Fairclough, Esq.
                              O'Melveny & Myers LLP
                              400 South Hope Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)


ITEM 1 - Reports to Stockholders

[logo]American Funds(R)

The right choice for the long term(R)

THE NEW ECONOMY FUND

[boy looking through telescope at sunset on the beach]

Semi-annual report for the six months ended May 31, 2003


THE NEW ECONOMY FUND(R) seeks to help you participate in the many investment opportunities created as society continues to shift from producing industrial goods to providing a wide array of information and services. The fund has the flexibility to invest all over the world in industries ranging from broadcasting and publishing to banking and insurance, cellular telephones to merchandising, and health care to computer software and the Internet.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2003 (the most recent calendar quarter):

CLASS A SHARES REFLECTING 5.75% MAXIMUM SALES CHARGE   1 YEAR  5 YEARS 10 years

Average annual compound return                             --   -2.07%    +7.45%
Total return                                            -2.40%  -9.95%  +105.09%

Results for other share classes can be found on page 24. For the most current investment results, please refer to americanfunds.com. Please see the inside back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Of course, investments outside the United States involve special risks such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks. Investing in small-capitalization stocks can involve additional risks, as more fully described in the prospectus.

FELLOW SHAREHOLDERS:

Reflecting an upturn in global stock markets, The New Economy Fund posted a healthy 4.7% gain for the six months ended May 31, 2003. Some of the strongest stocks in the portfolio during this period were some of those hardest hit during the bear market of the past three years, including many technology, media and telecommunications companies.

This result is measured against three benchmarks, each of which represents a different portion of your fund's investment portfolio. The Lipper Multi-Cap Growth Fund Index, which measures 30 growth funds representing a variety of market capitalizations, returned 5.9%. The MSCI EAFE(R) (Europe, Australasia, Far East) Index, which measures all major markets outside North America, posted a 3.6% gain. The Russell 2500 Index, which measures small- and medium-capitalization U.S. stocks, rose 9.5%. The MSCI and Russell indexes are unmanaged.

The widely reported Standard & Poor's 500 Composite Index, an unmanaged index that tracks relatively large companies listed primarily on U.S. exchanges, gained 3.9% for the six months. All index returns include reinvested dividends.

INCREASED MARKET ACTIVITY

The first three months of the period were characterized by the impending war in Iraq, weak corporate earnings and a sluggish economy worsened by the fear of the spread of SARS (Severe Acute Respiratory Syndrome), particularly in Asia. These factors negatively affected the fund, which declined by 13.9% during this time. The latter half of the period, however, was notable for its positive news, such as the end of initial hostilities in Iraq, increased investor confidence and the seeming containment of SARS. That resulted in strong gains for the stock market, and even stronger returns for the fund, which increased 21.5% during the last three months of the period.

[Begin Sidebar]

RESULTS AT A GLANCE
for periods ended May 31, 2003 (with all distributions reinvested)

                                                   6 months   1 year   Lifetime*

The New Economy Fund                                 +4.7%     -8.1%    +11.8%
Lipper Multi-Cap Growth Fund Index                   +5.9      -8.9     +10.1
MSCI EAFE(R)(Europe, Australasia, Far East) Index+   +3.6     -11.9     +10.2
Russell 2500 Index+                                  +9.5     - 6.1     +11.1
Standard & Poor's 500 Composite Index+               +3.9     - 8.1     +12.4

*Average annual compound return
 since December 1, 1983
+Unmanaged

[End Side Bar]

Meanwhile, our global research efforts continued to generate many attractive investment ideas. During the six months, we added 29 companies to the portfolio and sold 24 others. As a result of our additional purchases, coupled with the increase in value of existing holdings, the fund reduced its cash position from 8.4% to 6.6% of the overall portfolio.

TECHNOLOGY BOUNCES BACK

The huge downturn that began after the stock market peak in March 2000 and lasted into the fall of 2002 included the devastation of many Internet-related stocks. During that time, the valuations of many viable companies were driven to extremely low levels. Out of the ruins, a number of companies with solid business models have emerged. These include Yahoo!, the Internet portal, up 63.4% for the period; USA Interactive (now known as InterActiveCorp or IAC), the provider of Internet services such as Expedia and Hotels.com, up 38.3%; and eBay, an online Internet auction company, up 47.5%. The first two are among the top 10 holdings in the portfolio.

Other technology holdings that enjoyed significant gains for the period include Cisco Systems, the leading maker of equipment used in Internet networking; EMC, a maker of computer memory storage and retrieval products; and Altera and Xilinx, producers of programmable integrated circuits that are used in a broad array of electronic devices.

[Begin Sidebar]

WHERE THE FUND'S ASSETS ARE INVESTED
[pie chart]
Six months ended                        Percent of
May 31, 2003                            net assets

o  United States                          73.4%
o  Europe                                  9.5
o  Asia & Pacific Basin                    8.2
o  Other (including Canada
   & Latin America)                        2.3
o  Cash & equivalents                      6.6

[end of pie chart]

[pie chart]
Year ended                              Percent of
November 30, 2002                       net assets

o  United States                          71.7%
o  Europe                                  9.2
o  Asia & Pacific Basin                    8.0
o  Other (including Canada
   & Latin America)                        2.7
o  Cash & equivalents                      8.4

[end of pie chart]
[End Side Bar]

[Begin Sidebar]
AN IMPROVED BENCHMARK

We are currently creating a new, custom benchmark that will be a more accurate representation of our investable universe. The new index is a subset of the MSCI World Index, which is a market-capitalization-weighted index that measures the returns of stock markets in 23 countries. This subset consists specifically of service and information industries that together represent approximately 57% of the MSCI World Index. We believe this new index, which will be introduced as a benchmark in the 2003 annual report, more precisely tracks the types of companies in which The New Economy Fund invests. In addition, we will continue to measure the fund against the Lipper Multi-Cap Growth Fund Index and the S&P 500.
[End Side Bar]

Not all holdings, however, fared so well during the past six months. Kohl's, a top retailer, declined by 23.6% and American International Group, a major provider of insurance and financial services, dropped 11.2%. Both are among the top 10 holdings in the portfolio.

GOING FORWARD

Although the stock markets will likely remain volatile in the short term, we are optimistic about the long-term potential of the portfolio and information and service companies globally. We believe that many of these companies, which were among those hardest hit during the downturn, are well positioned to benefit from an economic recovery.

While the past few years have been disappointing, investors have enjoyed healthy returns over the long term. Shareholders who have remained invested in the fund since its inception in 1983 have earned an average annual compound return of 11.8%, with all distributions reinvested. That surpasses all three of its current benchmarks: The Lipper Multi-Cap Growth Fund Index posted a 10.1% annualized return for the same period, while the MSCI EAFE Index averaged 10.2%, and the Russell 2500 Index, 11.1%.

We thank you for your support and look forward to reporting to you again in six months.

Cordially,

/s/ Gordon Crawford                 /s/ Timothy D. Armour
Gordon Crawford                     Timothy D. Armour
Chairman of the Board               President

July 15, 2003

INVESTMENT PORTFOLIO
May 31, 2003                                                  unaudited

[pie chart]
                                                              Percent
                                                               of net
Industry diversification (percent of net assets)               assets

Media                                                           12.80  %
Insurance                                                        9.70
Semiconductor & semiconductor equipment                          8.38
Specialty retail                                                 4.96
Internet & catalog retail                                        4.88
All other industries                                            52.65
Cash & equivalents                                               6.63

[end of pie chart]

LARGEST EQUITY HOLDINGS
May 31, 2003                                                  unaudited

                                                              Percent of
                                                              net assets

AOL Time Warner                                                  4.28  %
USA Interactive                                                  3.89
American International Group                                     3.13
Viacom                                                           2.84
Carnival                                                         2.16
Kohl's                                                           1.75
Yahoo!                                                           1.67
Capital One Financial                                            1.62
Taiwan Semiconductor Manufacturing                               1.59
Wells Fargo                                                      1.51


                                                                                                            Market
                                                                                      Shares or             value
Equity securities                                                                     principal             (000)
(common and preferred stocks and convertible debentures)                                amount

MEDIA  -  12.80%
AOL Time Warner Inc.  (1)                                                             17,095,000           $ 260,186
Viacom Inc., Class B, nonvoting  (1)                                                   3,785,000             172,293
News Corp. Ltd., preferred (ADR) (Australia)                                             825,000              21,046
News Corp. Ltd., preferred                                                             2,950,767              18,730
News Corp. Ltd. (ADR)                                                                    500,000              15,385
News Corp. Ltd.                                                                        1,814,617              13,742
Comcast Corp., Class A, special nonvoting stock (1)                                    2,272,900              65,505
Fox Entertainment Group, Inc., Class A  (1)                                            2,000,000              56,220
Liberty Media Corp., Class A  (1)                                                      3,960,000              46,332
Interpublic Group of Companies, Inc.                                                   3,092,400              42,520
Clear Channel Communications, Inc.  (1)                                                  800,000              32,560
UnitedGlobalCom, Inc., Class A  (1)                                                    2,450,000              11,294
Grupo Televisa, SA, ordinary participation certificates (ADR) (Mexico) (1)               345,000              10,643
Nippon Television Network Corp. (Japan)                                                   84,600               8,290
SET Satellite (Singapore) Pte. Ltd. (India) (1) (2) (3)                                  775,461               2,061
SET India Ltd. (India) (1) (2) (3)                                                        31,400               1,067
Adelphia Communications Corp., Class A  (1)                                              100,000                  18
KirchPayTV GmbH & Co. KGaA, nonvoting (Germany) (1) (2) (3)                            1,798,409                   0
KirchMedia GmbH & Co. KGaA, nonvoting (Germany) (1) (2) (3)                            1,775,000                   0


INSURANCE  -  9.70%
American International Group, Inc.                                                     3,283,985             190,077
Berkshire Hathaway Inc., Class A  (1)                                                      1,170              83,070
XL Capital Ltd., Class A                                                                 850,000              73,992
Mercury General Corp.                                                                  1,450,000              68,701
Manulife Financial Corp. (Canada)                                                      1,800,000              49,374
First American Corp.                                                                   1,500,000              40,620
PartnerRe Holdings Ltd. (polynational)                                                   605,000              32,138
21st Century Insurance Group                                                           2,000,000              28,280
Allstate Corp.                                                                           500,000              17,995
Allianz AG (Germany)                                                                      50,000               3,768
Allianz AG (2)                                                                            23,333               1,758


SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT  -  8.38%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) (1)                              62,649,780              96,900
Applied Materials, Inc.  (1)                                                           5,700,000              88,692
Texas Instruments Inc.                                                                 3,050,000              62,525
Agere Systems Inc. 6.50% convertible notes 2009                                     $ 30,000,000              35,662
Altera Corp.  (1)                                                                      1,800,000              34,704
Microchip Technology Inc.                                                              1,400,000              33,334
Maxim Integrated Products, Inc.                                                          850,000              33,328
Novellus Systems, Inc.  (1)                                                              890,000              30,838
KLA-Tencor Corp.  (1)                                                                    575,000              26,582
Xilinx, Inc.  (1)                                                                        835,000              24,941
Linear Technology Corp.                                                                  400,000              14,544
Rohm Co., Ltd. (Japan)                                                                   107,000              11,058
Samsung Electronics Co., Ltd. (South Korea)                                               37,000               9,924
Tokyo Electron Ltd. (Japan)                                                              100,000               4,129
Velio Communications, Inc., Series D, convertible preferred  (1) (2) (3)               1,258,242               1,082
Velio Communications, Inc., Series E, convertible preferred  (1) (2) (3)                 219,780                 769
Dialog Semiconductor PLC (Germany) (1)                                                   194,300                 297


SPECIALTY RETAIL  -  4.96%
Gap, Inc.                                                                              3,930,000              66,810
FAST RETAILING CO., LTD. (Japan)                                                       1,933,900              65,597
Lowe's Companies, Inc.                                                                 1,400,000              59,164
Barnes & Noble, Inc.  (1)                                                              1,600,000              38,080
Office Depot, Inc.  (1)                                                                2,100,000              28,140
United Rentals, Inc.  (1)                                                              2,150,000              27,477
Dixons Group PLC (United Kingdom)                                                      8,500,200              16,078


INTERNET & CATALOG RETAIL  -  4.88%
USA Interactive  (1)                                                                   6,150,000             236,468
eBay Inc.  (1)                                                                           590,000              60,009


WIRELESS TELECOMMUNICATION SERVICES  -  4.72%
AT&T Wireless Services, Inc.  (1)                                                      9,000,000              69,930
Sprint Corp. - PCS Group, Series 1  (1)                                                5,800,000              25,868
Sprint Corp. 7.125% convertible preferred 2004                                   2,600,000 units              17,680
Vodafone Group PLC (United Kingdom)                                                   17,850,000              38,731
Western Wireless Corp., Class A  (1)                                                   3,570,800              38,172
Maxis Communications Bhd. (Malaysia)                                                  16,916,100              25,597
China Unicom Ltd. (China)                                                             30,204,900              17,914
mm02 PLC (United Kingdom) (1)                                                         17,200,000              17,323
NTT DoCoMo, Inc. (Japan)                                                                   6,515              13,696
KDDI Corp. (Japan)                                                                         3,200              11,122
Bouygues SA (France)                                                                     400,000              10,665


DIVERSIFIED TELECOMMUNICATION SERVICES  -  3.88%
Royal KPN NV (formerly Koninklijke PTT Nederland NV) (Netherlands) (1)                 8,383,000              58,490
Deutsche Telekom AG (Germany)                                                          2,650,500              39,606
Telefonica, SA (Spain) (1)                                                             3,487,154              39,184
AT&T Corp.                                                                             1,590,000              30,989
CenturyTel, Inc.                                                                         725,000              24,411
Swisscom AG (Switzerland)                                                                 50,695              15,259
BCE Inc. (Canada)                                                                        643,142              14,141
Portugal Telecom, SA (Portugal)                                                        1,625,743              12,434
Telewest Communications PLC (United Kingdom) (1)                                      39,000,000               1,367
NTL Inc., Series A, warrants, expire 2011  (1)                                            52,050                  59


IT SERVICES  -  3.69%
Ceridian Corp.  (1)                                                                    2,722,800              46,968
Paychex, Inc.                                                                          1,425,000              43,491
Concord EFS, Inc.  (1)                                                                 2,600,000              39,312
Titan Corp.  (1)                                                                       2,450,000              21,291
OBIC Co., Ltd. (Japan)                                                                   120,600              19,797
Electronic Data Systems Corp.                                                            970,000              19,546
Sabre Holdings Corp., Class A                                                            600,000              14,838
Automatic Data Processing, Inc.                                                          320,000              11,168
Teleca AB, Class B (Sweden)                                                            1,736,734               7,588


MULTILINE RETAIL  -  3.60%
Kohl's Corp.  (1)                                                                      2,030,000             106,271
Target Corp.                                                                           2,050,000              75,092
Dollar General Corp.                                                                   2,000,000              37,400


SOFTWARE  -  3.39%
SAP AG (Germany)                                                                         726,500              81,420
Microsoft Corp.                                                                        2,610,000              64,232
Novell, Inc.  (1)                                                                     10,000,000              33,300
Oracle Corp.  (1)                                                                      2,040,300              26,544
MMC AS (Norway) (1) (2) (3)                                                            2,500,000                 373


INTERNET SOFTWARE & SERVICES  -  3.19%
Yahoo! Inc.  (1)                                                                       3,400,000            101,490
Hotels.com, Class A  (1)                                                                 300,000             27,249
Expedia, Inc., Class A  (1)                                                              300,000             22,035
Yahoo Japan Corp. (Japan) (1)                                                              1,720             21,032
DoubleClick Inc.  (1)                                                                  1,650,000             17,325
Homestore, Inc.  (1)                                                                   2,200,000              3,168
ProAct Technologies Corp., Series C, convertible preferred  (1) (2) (3)                3,500,000              1,435


COMMERCIAL SERVICES & SUPPLIES  -  3.09%
Allied Waste Industries, Inc.  (1)                                                     6,200,000             61,256
Robert Half International Inc.  (1)                                                    2,410,000             40,850
ServiceMaster Co.                                                                      2,421,300             25,738
Arbitron Inc.  (1)                                                                       670,520             23,502
Monster Worldwide Inc. (formerly TMP Worldwide Inc.)  (1)                                800,000             15,888
Securitas AB, Class B (Sweden)                                                         1,302,000             13,256
Apollo Group, Inc., Class A  (1)                                                         120,000              7,010


COMMUNICATIONS EQUIPMENT  -  2.90%
Cisco Systems, Inc.  (1)                                                               4,629,200             75,363
Lucent Technologies Inc. 8.00% convertible preferred 2031                                 65,000             66,349
CIENA Corp.  (1)                                                                       6,000,000             34,500


COMMERCIAL BANKS  -  2.30%
Wells Fargo & Co.                                                                      1,900,000             91,770
Svenska Handelsbanken Group, Class A (Sweden)                                            815,000             14,075
ABN AMRO Holding NV (Netherlands)                                                        600,000             11,613
Bank of the Philippine Islands (Philippines)                                          13,860,000              9,658
HSBC Holdings PLC (United Kingdom)                                                       578,000              6,893
SMFG Finance (Cayman) Ltd. 2.25% mandatorily exchangeable                            957,000,000              5,991
                                 preferred 2005, units (Japan)


HOTELS, RESTAURANTS & LEISURE  -  2.16%
Carnival Corp., units                                                                  4,300,000            131,580


HEALTH CARE PROVIDERS & SERVICES  -  2.07%
Express Scripts, Inc.  (1)                                                               784,000             51,305
Service Corp. International  (1)                                                       9,500,000             39,520
Aetna Inc.                                                                               350,000             20,097
Cardinal Health, Inc.                                                                    260,000             15,005


CONSUMER FINANCE  -  2.07%
Capital One Financial Corp.                                                            2,051,200             98,806
Providian Financial Corp.  (1)                                                         3,000,000             27,120


CAPITAL MARKETS  -  1.67%
J.P. Morgan Chase & Co.                                                                2,000,000             65,720
Bank of New York Co., Inc.                                                               750,000             21,705
Investment Technology Group, Inc.  (1)                                                 1,000,000             14,020


COMPUTERS & PERIPHERALS  -  1.51%
EMC Corp.  (1)                                                                         4,500,000             48,690
International Business Machines Corp.                                                    265,000             23,331
Quanta Computer Inc. (Taiwan)                                                          7,606,200             15,283
Anoto Group AB (Sweden) (1)                                                            4,566,693              4,650
Novatel Wireless, Inc., Series C, warrants, expire 2004  (1) (2) (3)                     119,904                  -


AIRLINES  -  1.45%
Southwest Airlines Co.                                                                 4,180,000             67,173
Qantas Airways Ltd. (Australia)                                                        5,000,000             10,492
Ryanair Holdings PLC (ADR) (Ireland) (1)                                                 250,000             10,368


THRIFTS & MORTGAGE FINANCE  -  1.38%
Freddie Mac                                                                            1,400,000             83,734


FOOD & STAPLES RETAILING  -  1.25%
Wal-Mart de Mexico, SA de CV, Series V (Mexico)                                       13,400,000             38,243
Wal-Mart de Mexico, SA de CV, Series C                                                   130,666                334
Walgreen Co.                                                                             890,000             27,403
Koninklijke Ahold NV (Netherlands)                                                     1,320,000              9,909


MULTI-UTILITIES & UNREGULATED POWER  -  0.82%
El Paso Corp.                                                                          3,840,900             33,416
Williams Companies, Inc.                                                               2,107,000             16,666


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.78%
Sanmina-SCI Corp.  (1)                                                                 3,210,000             18,361
Jabil Circuit, Inc.  (1)                                                                 537,000             11,272
Electrocomponents PLC (United Kingdom)                                                 1,880,000              9,844
Micronic Laser Systems AB (Sweden) (1)                                                   777,500              4,158
Flextronics International Ltd. (Singapore) (1)                                           348,500              3,694
Hon Hai Precision Industry Co., Ltd. (Taiwan)                                                320                  1


ENERGY EQUIPMENT & SERVICES  -  0.74%
Schlumberger Ltd.                                                                        925,000             44,974


DIVERSIFIED FINANCIAL SERVICES  -  0.70%
ING Groep NV (Netherlands)                                                             2,623,578             42,291


CHEMICALS  -  0.51%
Nitto Denko Corp. (Japan)                                                              1,020,000             31,095


OTHER  -  0.37%
Fisher Scientific International Inc.  (1)                                                425,000             13,468
Scottish Power PLC (United Kingdom)                                                    1,500,000              8,868
Manila Electric Co. (GDR) (Philippines) (1) (2) (3)                                      360,000                146
Manila Electric Co., share purchase rights, expire 2003 (1) (3)                        1,250,000                122


Miscellaneous  -  4.41%
Other equity securities in initial period of acquisition                                                    267,893


Total equity securities (cost: $6,049,511,000)                                                            5,674,269



                                                                                            Principal      Market
                                                                                               amount       value
Short-term securities                                                                           (000)       (000)

Corporate short-term notes  -  3.86%
Triple-A One Funding Corp. 1.25%-1.26% due 6/9-6/20/2003 (2)                           $  46,061          $  46,031
Receivables Capital Corp. 1.23%-1.25% due 6/12-6/20/2003 (2)                              44,900             44,874
Corporate Asset Funding Co. Inc. 1.23% due 6/19-7/8/2003 (2)                              36,000             35,966
Harley-Davidson Funding Corp. 1.22%-1.23% due 6/9-7/21/2003 (2)                           29,500             29,476
Johnson & Johnson 1.22% due 7/9/2003 (2)                                                  22,000             21,971
General Electric Capital Corp. 1.35% due 6/2/2003                                         21,300             21,298
Gannett Co. 1.22% due 6/3/2003 (2)                                                        18,000             17,998
Coca-Cola Co. 1.20% due 6/16/2003                                                         17,000             16,991


Federal agency discount notes  -  2.42%
Federal Home Loan Bank 1.16%-1.20% due 6/11-7/23/2003                                     89,600             89,515
Freddie Mac 1.13%-1.19% due 6/5-8/21/2003                                                 34,150             34,079
Fannie Mae 1.13%-1.20% due 6/11-9/10/2003                                                 23,425             23,365


Total short-term securities (cost: $381,568,000)                                                            381,564


Total investment securities (cost: $6,431,079,000)                                                        6,055,833


New Taiwanese Dollar (cost: $2,028,000)                                                NT$67,224              1,943


Other assets less liabilities                                                                                19,230

Net assets                                                                                               $6,077,006


(1) Security did not produce income during the last 12 months.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.

(3) Valued under fair value procedures adopted by authority of the Board of Trustees.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements


FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES                                                                                       unaudited
at May 31, 2003                                                                        (dollars and shares
                                                                                       in thousands,except
                                                                                        per-share amounts)

Assets:
  Investment securities at market (cost: $6,431,079)                                                                     $6,055,833
  Cash denominated in non-U.S. currencies
    (cost: $2,028)                                                                                                            1,943
  Cash                                                                                                                           67
  Receivables for:
    Sales of investments                                                                            $24,032
    Sales of fund's shares                                                                            5,680
    Dividends and interest                                                                            5,718                  35,430
                                                                                                                          6,093,273
Liabilities:
  Payables for:
    Purchases of investments                                                                          4,708
    Repurchases of fund's shares                                                                      5,319
    Investment advisory services                                                                      2,061
    Services provided by affiliates                                                                   3,679
    Deferred Trustees' compensation                                                                     441
    Other fees and expenses                                                                              59                  16,267
Net assets at May 31, 2003                                                                                               $6,077,006

Net assets consist of:
  Capital paid in on shares of beneficial interest                                                                       $8,036,778
  Undistributed net investment income                                                                                         1,545
  Accumulated net realized loss                                                                                          (1,586,071)
  Net unrealized depreciation                                                                                              (375,246)
Net assets at May 31, 2003                                                                                               $6,077,006

Shares of beneficial interest issued and
outstanding -  unlimited shares authorized
                                                                  Net assets             Shares outstanding         Net asset value
                                                                                                                      per share (1)

Class A                                                           $5,827,573                        372,520                  $15.64
Class B                                                              113,261                          7,433                   15.24
Class C                                                               31,399                          2,066                   15.20
Class F                                                               26,986                          1,728                   15.61
Class 529-A                                                           11,809                            755                   15.64
Class 529-B                                                            2,219                            143                   15.46
Class 529-C                                                            3,085                            199                   15.47
Class 529-E                                                              566                             36                   15.59
Class 529-F                                                              139                              9                   15.64
Class R-1                                                                586                             38                   15.54
Class R-2                                                             10,663                            687                   15.53
Class R-3                                                              9,126                            585                   15.60
Class R-4                                                              6,340                            405                   15.65
Class R-5                                                             33,254                          2,118                   15.70
(1) Maximum offering price and redemption
    price per share were equal to the net asset
    value per share for all share classes, except
    for classes A and 529-A, for which the maximum
    offering prices per share were $16.59 for each.

See Notes to Financial Statements


STATEMENT OF OPERATIONS
for the six months ended May 31, 2003                                                                                    unaudited

                                                                                                                        (dollars in
                                                                                                                         thousands)
INVESTMENT INCOME:
    Income:
    Dividends (net of non-U.S. withholding tax of $1,180)                                           $23,883
    Interest                                                                                          3,990                 $27,873

  Fees and expenses:
    Investment advisory services                                                                     11,445
    Distribution services                                                                             7,067
    Transfer agent services                                                                           5,424
    Administrative services                                                                             148
    Reports to shareholders                                                                             335
    Registration statement and prospectus                                                               149
    Postage, stationery and supplies                                                                    716
    Trustees' compensation                                                                              121
    Auditing and legal                                                                                   80
    Custodian                                                                                           331
    State and local taxes                                                                                99
    Other                                                                                                57
    Total expenses before reimbursement                                                              25,972
      Reimbursement of expenses                                                                          40                  25,932
  Net investment income                                                                                                       1,941

NET REALIZED LOSS AND UNREALIZED APPRECIATION ON INVESTMENTS
  AND NON-U.S. CURRENCY:
  Net realized loss on:
    Investments                                                                                    (594,412)
    Non-U.S. currency transactions                                                                     (579)               (594,991)
  Net unrealized appreciation on:
    Investments                                                                                     838,306
    Non-U.S. currency translations                                                                        9                 838,315
      Net realized loss and unrealized appreciation
        on investments and non-U.S. currency                                                                                243,324
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                                                          $245,265


See Notes to Financial Statements


STATEMENT OF CHANGES IN NET ASSETS                                                                                      (dollars in
                                                                                                                         thousands)

                                                                                                 SIX MONTHS              YEAR ENDED
                                                                                                    ENDED              NOVEMBER 30,
                                                                                                MAY 31, 2003*                 2002
OPERATIONS:
  Net investment income (loss)                                                                       $1,941                 $(1,343)
  Net realized loss on investments and
    non-U.S. currency transactions                                                                 (594,991)               (735,557)
  Net unrealized appreciation (depreciation)
    on investments and non-U.S. currency translations                                               838,315                (669,615)
    Net increase (decrease) in net assets
      resulting from operations                                                                     245,265              (1,406,515)

CAPITAL SHARE TRANSACTIONS                                                                         (247,005)               (733,760)

TOTAL DECREASE IN NET ASSETS                                                                         (1,740)             (2,140,275)

NET ASSETS:
  Beginning of period                                                                             6,078,746               8,219,021

  End of period (including undistributed (accumulated)
    net investment income (loss): $1,545 and $(396), respectively)                               $6,077,006              $6,078,746


*Unaudited

See Notes to Financial Statements



Notes to financial statements                                         unaudited


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization - The New Economy Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:


----------------------------------------------------------------------------------------------------------------
      Share class       Initial sales        Contingent deferred sales         Conversion feature
                           charge              charge upon redemption
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
  Classes A and 529-A     Up to 5.75%         None (except 1% for                            None
                                              certain redemptions
                                              within one year of
                                              purchase without an
                                              initial sales charge)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
  Classes B and 529-B        None             Declines from 5% to                  Classes B and 529-B
                                              zero for redemptions                 convert to classes A and
                                              within six years of                  529-A, respectively, after
                                              purchase                             eight years
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
        Class C              None             1% for redemptions within            Class C converts to Class F
                                              one year of purchase                 after 10 years
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
      Class 529-C            None             1% for redemptions within                      None
                                              one year of purchase
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
      Class 529-E            None                    None                                    None
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
  Classes F and 529-F        None                    None                                    None
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,       None                    None                                    None
  R-4 and R-5
----------------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Trustees.

         SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

         NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

         FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the six months ended May 31, 2003, there were no non-U.S. taxes paid on realized gains. As of May 31, 2003, there were no non-U.S. taxes provided on unrealized gains.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; expenses deferred for tax purposes; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of May 31, 2003, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $6,440,197,000.

As of May 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                         (dollars in thousands)
Undistributed net investment income and currency gains                   $1,407
Accumulated short-term capital losses                                (1,000,891)
Accumulated long-term capital losses                                   (577,511)
Gross unrealized appreciation on investment securities                1,037,093
Gross unrealized depreciation on investment securities               (1,419,514)

Accumulated short-term capital losses above include capital loss carryforwards of $187,487,000 and $769,921,000 expiring in 2009 and 2010, respectively. The capital loss carryforwards will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.580% on the first $500 million of daily net assets and decreasing to 0.345% on such assets in excess of $27 billion. For the six months ended May 31, 2003, the investment advisory services fee was equivalent to an annualized rate of 0.421% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the next page. In some cases, the Board of Trustees has approved expense amounts lower than plan limits.


   ----------------------------------------------------------------------------
   SHARE CLASS                    CURRENTLY APPROVED LIMITS      PLAN LIMITS
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Class A                                   0.25%                   0.25%
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Class 529-A                               0.25                    0.50
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Classes B and 529-B                       1.00                    1.00
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Classes C, 529-C and R-1                  1.00                    1.00
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Class R-2                                 0.75                    1.00
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Classes 529-E and R-3                     0.50                    0.75
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Classes F, 529-F and R-4                  0.25                    0.50
   ----------------------------------------------------------------------------

   All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

   For classes A and 529-A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of May 31, 2003, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

   TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

   ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and
   B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

   Expenses under the agreements described on the previous page for the six months ended May 31, 2003, were as follows (dollars in thousands):


---------------------------------------------------------------------------------------------------------------
                                                                   Administrative services
---------------------------------------------------------------------------------------------------------------
                 Distribution    Transfer agent         CRMC           Transfer agent      Commonwealth of
Share class         services        services        administrative         services             Virginia
                                                       services                              administrative
                                                                                                services
---------------------------------------------------------------------------------------------------------------
    Class A          $6,362           $5,304        Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class B             487              120         Not applicable      Not applicable      Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class C             127         Included in            $19                 $11           Not applicable
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class F              21          Included in            13                   5           Not applicable
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-A             6          Included in             7                   2                   $5
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-B             8          Included in             1                   1                    1
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-C            11          Included in             2                   1                    1
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-E             1          Included in             -*                  -*                  -*
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-F             -*         Included in             -*                 -*                   -*
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-1              2          Included in             -*                  1           Not applicable
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-2             22          Included in             4                  40           Not applicable
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-3             14          Included in             4                   10          Not applicable
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-4              6          Included in             4                   1           Not applicable
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-5     Not applicable    Included in              14                  1            Not applicable
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
     Total           $7,067           $5,424              $68                 $73                  $7
---------------------------------------------------------------------------------------------------------------


* Amount less than one thousand.

DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

5. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):



                                            Sales (2)           Reinvestments of
                                                                  dividends and                                Net (decrease)
                                                                  distributions          Repurchases(2)          increase
Share class (1)                            Amount   Shares        Amount  Shares     Amount       Shares     Amount     Shares

SIX MONTHS ENDED MAY 31, 2003
Class A                                  $295,043   21,480            -       -    $ (581,879)    (42,736) $ (286,836)   (21,256)
Class B                                    12,493      925            -       -        (8,363)       (630)      4,130        295
Class C                                    12,970      958            -       -        (9,001)       (676)      3,969        282
Class F                                    14,102    1,004            -       -        (4,042)       (302)     10,060        702
Class 529-A                                 3,286      239            -       -          (266)        (20)      3,020        219
Class 529-B                                   810       59            -       -           (29)         (2)        781         57
Class 529-C                                 1,022       74            -       -           (53)         (4)        969         70
Class 529-E                                   303       22            -       -            -*          -*         303         22
Class 529-F                                   125        9            -       -            (8)         (1)        117          8
Class R-1                                     378       28            -       -           (16)         (1)        362         27
Class R-2                                   8,769      642            -       -        (2,365)       (172)      6,404        470
Class R-3                                   8,328      596            -       -        (1,706)       (124)      6,622        472
Class R-4                                   2,993      222            -       -          (759)        (55)      2,234        167
Class R-5                                   2,279      163            -       -        (1,419)       (102)        860         61
Total net increase
   (decrease)                            $362,901   26,421            -       -    $ (609,906)    (44,825) $ (247,005)   (18,404)

YEAR ENDED NOVEMBER 30, 2002
Class A                                  $723,620   44,969            -       -   $(1,552,847)   (100,270) $ (829,227)   (55,301)
Class B                                    33,543    2,111            -       -       (17,829)     (1,199)     15,714        912
Class C                                    33,572    2,225            -       -       (18,595)     (1,299)     14,977        926
Class F                                    17,842    1,164            -       -        (8,114)       (522)      9,728        642
Class 529-A                                 8,708      549            -       -          (184)        (13)      8,524        536
Class 529-B                                 1,388       88            -       -           (33)         (2)      1,355         86
Class 529-C                                 2,115      133            -       -           (61)         (4)      2,054        129
Class 529-E                                   216       14            -       -            -*          -*         216         14
Class 529-F                                     5        1            -       -             -           -           5          1
Class R-1                                     153       11            -       -            -*          -*         153         11
Class R-2                                   3,475      265            -       -          (602)        (48)      2,873        217
Class R-3                                   2,134      161            -       -          (641)        (48)      1,493        113
Class R-4                                   4,415      351            -       -        (1,330)       (113)      3,085        238
Class R-5                                  37,934    2,234            -       -        (2,644)       (177)     35,290      2,057
Total net increase
   (decrease)                            $869,120   54,276            -       -   $(1,602,880)   (103,695) $ (733,760)   (49,419)


* Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares
    were offered beginning February 15, 2002. Class R-1,
    R-2, R-3, R-4 and R-5 shares were offered beginning
    May 15, 2002.
(2) Includes exchanges between share classes of the fund.


6. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of May 31, 2003, the total value of restricted securities was $205,007,000, which represents 3.37% of the net assets of the fund.

7. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $716,673,000 and $849,328,000, respectively, during the six months ended May 31, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the six months ended May 31, 2003, the custodian fee of $331,000 includes $3,000 that was offset by this reduction, rather than paid in cash.


Financial Highlights  (1)


                                                        INCOME (LOSS) FROM
                                                       INVESTMENT OPERATIONS (3)

                                                                                      NET
                                            NET ASSET                            GAINS(LOSSES)
                                               VALUE,              NET           ON SECURITIES    TOTAL FROM
                                             BEGINNING      INVESTMENT           (BOTH REALIZED   INVESTMENT
                                             OF PERIOD    INCOME (LOSS)          AND UNREALIZED)  OPERATIONS
CLASS A:
  Six months ended 5/31/2003  (2)            $14.94               $.01                   $.69        $.70
  Year ended 11/30/2002                       18.01                  -(4)               (3.07)      (3.07)
  Year ended 11/30/2001                       24.69                .01                  (3.76)      (3.75)
  Year ended 11/30/2000                       29.90                .12                  (2.01)      (1.89)
  Year ended 11/30/1999                       23.65                .10                   8.83        8.93
  Year ended 11/30/1998                       20.92                .13                   4.44        4.57
CLASS B:
  Six months ended 5/31/2003  (2)             14.61               (.05)                   .68         .63
  Year ended 11/30/2002                       17.75               (.12)                 (3.02)      (3.14)
  Year ended 11/30/2001                       24.56               (.16)                 (3.72)      (3.88)
  Period from 3/15/2000 to 11/30/2000         31.27               (.06)                 (6.65)      (6.71)
CLASS C:
  Six months ended 5/31/2003  (2)             14.57               (.05)                   .68         .63
  Year ended 11/30/2002                       17.70               (.12)                 (3.01)      (3.13)
  Period from 3/15/2001 to 11/30/2001         19.75               (.16)                 (1.89)      (2.05)
CLASS F:
  Six months ended 5/31/2003  (2)             14.91                .01                    .69         .70
  Year ended 11/30/2002                       17.98                  -(4)               (3.07)      (3.07)
  Period from 3/15/2001 to 11/30/2001         19.92               (.04)                 (1.90)      (1.94)
CLASS 529-A:
  Six months ended 5/31/2003  (2)             14.93                .01                    .70         .71
  Period from 2/15/2002 to 11/30/2002         17.14                  -(4)               (2.21)      (2.21)
CLASS 529-B:
  Six months ended 5/31/2003  (2)             14.83               (.06)                   .69         .63
  Period from 2/19/2002 to 11/30/2002         16.76               (.09)                 (1.84)      (1.93)
CLASS 529-C:
  Six months ended 5/31/2003  (2)             14.84               (.05)                   .68         .63
  Period from 2/21/2002 to 11/30/2002         16.55               (.09)                 (1.62)      (1.71)
CLASS 529-E:
  Six months ended 5/31/2003  (2)             14.91               (.02)                   .70         .68
  Period from 3/15/2002 to 11/30/2002         18.26               (.02)                 (3.33)      (3.35)
CLASS 529-F:
  Six months ended 5/31/2003  (2)             14.94                  -(4)                 .70         .70
  Period from 10/11/2002 to 11/30/2002        12.30                  -(4)                2.64        2.64
CLASS R-1:
  Six months ended 5/31/2003  (2)             14.90               (.04)                   .68         .64
  Period from 6/21/2002 to 11/30/2002         15.45               (.04)                  (.51)       (.55)
CLASS R-2:
  Six months ended 5/31/2003  (2)             14.88               (.04)                   .69         .65
  Period from 5/31/2002 to 11/30/2002         17.02               (.05)                 (2.09)      (2.14)
CLASS R-3:
  Six months ended 5/31/2003  (2)             14.92               (.02)                   .70         .68
  Period from 6/25/2002 to 11/30/2002         15.26               (.02)                  (.32)       (.34)
CLASS R-4:
  Six months ended 5/31/2003  (2)             14.94                .01                    .70         .71
  Period from 7/25/2002 to 11/30/2002         12.85               (.01)                  2.10        2.09
CLASS R-5:
  Six months ended 5/31/2003  (2)             14.97                .03                    .70         .73
  Period from 5/15/2002 to 11/30/2002         17.58                .03                  (2.64)      (2.61)




                                                   DIVIDENDS AND DISTRIBUTIONS

                                       DIVIDENDS    DISTRIBUTIONS    TOTAL
                                       (FROM NET      (FROM        DIVIDENDS      NET ASSET
                                      INVESTMENT      CAPITAL         AND        VALUE, END          TOTAL
                                         INCOME)       GAINS)    DISTRIBUTIONS    OF PERIOD         RETURN(5)
CLASS A:
  Six months ended 5/31/2003  (2)           $ -        $ -          $ -            $15.64            4.68%
  Year ended 11/30/2002                       -          -            -             14.94          (17.05)
  Year ended 11/30/2001                       -      (2.93)         (2.93)          18.01          (17.67)
  Year ended 11/30/2000                    (.14)     (3.18)         (3.32)          24.69           (7.43)
  Year ended 11/30/1999                    (.14)     (2.54)         (2.68)          29.90           41.71
  Year ended 11/30/1998                    (.12)     (1.72)         (1.84)          23.65           23.73
CLASS B:
  Six months ended 5/31/2003  (2)             -          -            -             15.24            4.31
  Year ended 11/30/2002                       -          -            -             14.61          (17.69)
  Year ended 11/30/2001                       -      (2.93)         (2.93)          17.75          (18.36)
  Period from 3/15/2000 to 11/30/2000         -          -            -             24.56          (21.46)
CLASS C:
  Six months ended 5/31/2003  (2)             -          -            -             15.20            4.32
  Year ended 11/30/2002                       -          -            -             14.57          (17.68)
  Period from 3/15/2001 to 11/30/2001         -          -            -             17.70          (10.38)
CLASS F:
  Six months ended 5/31/2003  (2)             -          -            -             15.61            4.69
  Year ended 11/30/2002                       -          -            -             14.91          (17.08)
  Period from 3/15/2001 to 11/30/2001         -          -            -             17.98           (9.74)
CLASS 529-A:
  Six months ended 5/31/2003  (2)             -          -            -             15.64            4.76
  Period from 2/15/2002 to 11/30/2002         -          -            -             14.93          (12.89)
CLASS 529-B:
  Six months ended 5/31/2003  (2)             -          -            -             15.46            4.25
  Period from 2/19/2002 to 11/30/2002         -          -            -             14.83          (11.52)
CLASS 529-C:
  Six months ended 5/31/2003  (2)             -          -            -             15.47            4.24
  Period from 2/21/2002 to 11/30/2002         -          -            -             14.84          (10.33)
CLASS 529-E:
  Six months ended 5/31/2003  (2)             -          -            -             15.59            4.56
  Period from 3/15/2002 to 11/30/2002         -          -            -             14.91          (18.35)
CLASS 529-F:
  Six months ended 5/31/2003  (2)             -          -            -             15.64            4.68
  Period from 10/11/2002 to 11/30/2002        -          -            -             14.94           21.46
CLASS R-1:
  Six months ended 5/31/2003  (2)             -          -            -             15.54            4.30
  Period from 6/21/2002 to 11/30/2002         -          -            -             14.90           (3.56)
CLASS R-2:
  Six months ended 5/31/2003  (2)             -          -            -             15.53            4.37
  Period from 5/31/2002 to 11/30/2002         -          -            -             14.88          (12.57)
CLASS R-3:
  Six months ended 5/31/2003  (2)             -          -            -             15.60            4.56
  Period from 6/25/2002 to 11/30/2002         -          -            -             14.92           (2.23)
CLASS R-4:
  Six months ended 5/31/2003  (2)             -          -            -             15.65            4.75
  Period from 7/25/2002 to 11/30/2002         -          -            -             14.94           16.26
CLASS R-5:
  Six months ended 5/31/2003  (2)             -          -            -             15.70            4.88
  Period from 5/15/2002 to 11/30/2002         -          -            -             14.97          (14.85)



                                                                         RATIO OF       RATIO OF
                                                          NET ASSETS,    EXPENSES       NET INCOME (LOSS)
                                                        END OF PERIOD    TO AVERAGE     TO AVERAGE
                                                        (IN MILLIONS)    NET ASSETS     NET ASSETS
CLASS A:
  Six months ended 5/31/2003  (2)                          $5,828            .94% (7)        .09%  (7)
  Year ended 11/30/2002                                     5,883            .89            (.01)
  Year ended 11/30/2001                                     8,086            .82             .02
  Year ended 11/30/2000                                    10,418            .81             .42
  Year ended 11/30/1999                                     9,522            .78             .42
  Year ended 11/30/1998                                     6,039            .79             .60
CLASS B:
  Six months ended 5/31/2003  (2)                             113           1.74  (7)       (.71) (7)
  Year ended 11/30/2002                                       104           1.69            (.79)
  Year ended 11/30/2001                                       111           1.63            (.81)
  Period from 3/15/2000 to 11/30/2000                          85           1.58  (7)       (.29) (7)
CLASS C:
  Six months ended 5/31/2003  (2)                              31           1.73  (7)       (.70) (7)
  Year ended 11/30/2002                                        26           1.70            (.77)
  Period from 3/15/2001 to 11/30/2001                          15           1.86  (7)      (1.19) (7)
CLASS F:
  Six months ended 5/31/2003  (2)                              27            .94  (7)        .08  (7)
  Year ended 11/30/2002                                        15            .95            (.02)
  Period from 3/15/2001 to 11/30/2001                           7           1.00  (7)       (.34) (7)
CLASS 529-A:
  Six months ended 5/31/2003  (2)                              12            .90  (7)        .14  (7)
  Period from 2/15/2002 to 11/30/2002                           8           1.00  (7)        .02  (7)
CLASS 529-B:
  Six months ended 5/31/2003  (2)                               2           1.85  (7)       (.81) (7)
  Period from 2/19/2002 to 11/30/2002                           1           1.84  (7)       (.82) (7)
CLASS 529-C:
  Six months ended 5/31/2003  (2)                               3           1.83  (7)       (.80) (7)
  Period from 2/21/2002 to 11/30/2002                           2           1.80  (7)       (.78) (7)
CLASS 529-E:
  Six months ended 5/31/2003  (2)                               1           1.28  (7)       (.22) (7)
  Period from 3/15/2002 to 11/30/2002                           - (6)       1.25  (7)       (.23) (7)
CLASS 529-F:
  Six months ended 5/31/2003  (2)                               - (6)       1.03  (7)        .04  (7)
  Period from 10/11/2002 to 11/30/2002                          - (6)        .14            (.03)
CLASS R-1:
  Six months ended 5/31/2003  (2)                               1           1.68  (7)(8)    (.63) (7)
  Period from 6/21/2002 to 11/30/2002                           - (6)        .73  (8)       (.28)
CLASS R-2:
  Six months ended 5/31/2003  (2)                              11           1.65  (7)(8)    (.59) (7)
  Period from 5/31/2002 to 11/30/2002                           3           1.63  (7)(8)    (.78) (7)
CLASS R-3:
  Six months ended 5/31/2003  (2)                               9           1.26  (7)(8)    (.22) (7)
  Period from 6/25/2002 to 11/30/2002                           2            .54  (8)       (.12)
CLASS R-4:
  Six months ended 5/31/2003  (2)                               6            .91  (7)(8)     .14  (7)
  Period from 7/25/2002 to 11/30/2002                           4            .31  (8)       (.03)
CLASS R-5:
  Six months ended 5/31/2003  (2)                              33            .58  (7)        .45  (7)
  Period from 5/15/2002 to 11/30/2002                          31            .56  (7)        .44  (7)

                             Six months
                                ended
                             May 31, 2003 (2)     Year ended November 30
                                              2002     2001    2000  1999   1998

Portfolio turnover rate for
 all classes of shares             14%        37%      41%     54%   48%     39%


(1) Based on operations for the period shown
   (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Unaudited.
(3) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(4) Amount less than one cent.
(5) Total returns exclude all sales charges, including contingent deferred sales charges.
(6) Amount less than 1 million.
(7) Annualized.
(8) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services.
    Had CRMC not paid such fees, expense ratios would have been 2.31%, 2.77% and 1.47% for classes R-1, R-2 and R-3, respectively, during the six months ended May 31, 2003, and 1.43%, 2.00%, .61% and .33% for classes R-1, R-2, R-3 and R-4, respectively, during the period ended November 30, 2002. The expense ratio for Class R-4 was not affected by any payments made by CRMC during the six months ended May 31, 2003.


OTHER SHARE CLASS RESULTS                                             UNAUDITED

CLASS B, CLASS C, CLASS F AND CLASS 529
Returns for periods ended June 30, 2003 (the most recent calendar quarter):

                                                          1 YEAR   LIFE OF CLASS
CLASS B SHARES
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold
  within six years of purchase
         Average annual compound return                       --    -16.89% (1)
         Total return                                      -2.21%   -45.63% (1)
Not reflecting CDSC
     Average annual compound return                           --    -16.21% (1)
     Total return                                          +2.79%   -44.15% (1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase
         Average annual compound return                       --    -10.26% (2)
         Total return                                      +1.73%   -21.97% (2)
Not reflecting CDSC
     Average annual compound return                           --    -10.26% (2)
     Total return                                          +2.73%   -21.97% (2)

CLASS F SHARES (3)
Not reflecting annual asset-based fee charged
     by sponsoring firm
         Average annual compound return                       --     -9.49% (2)
         Total return                                      +3.59%   -20.43% (2)

CLASS 529-A SHARES
Reflecting 5.75% maximum sales charge
     Average annual compound return                           --     -9.44% (4)
     Total return                                          -2.40%   -12.70% (4)
Not reflecting maximum sales charge
     Average annual compound return                           --     -5.42% (4)
     Total return                                          +3.59%    -7.35% (4)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable only if
     shares are sold within six years of purchase
         Average annual compound return                       --     -7.60% (5)
         Total return                                      -2.38%   -10.19% (5)
Not reflecting CDSC
     Average annual compound return                           --     -4.78% (5)
     Total return                                          +2.62%    -6.44% (5)

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase
         Average annual compound return                       --     -3.87% (6)
         Total return                                      +1.68%    -5.20% (6)
Not reflecting CDSC
     Average annual compound return                           --     -3.87% (6)
     Total return                                          +2.68%    -5.20% (6)

CLASS 529-E SHARES (3)
Average annual compound return                                --    -10.50% (7)
Total return                                               +3.26%   -13.36% (7)

CLASS 529-F SHARES (3)
Not reflecting annual asset-based fee
     charged by sponsoring firm
         Total return                                         --    +29.02% (8)

(1) From March 15, 2000, when Class B shares were first sold.
(2) From March 15, 2001, when Class C and Class F shares were first sold.

(3) These shares are sold without any initial or contingent deferred sales charge.

(4) From February 15, 2002, when Class 529-A shares were first sold.

(5) From February 19, 2002, when Class 529-B shares were first sold.

(6) From February 21, 2002, when Class 529-C shares were first sold.

(7) From March 15, 2002, when Class 529-E shares were first sold.

(8) From October 11, 2002, when Class 529-F shares were first sold.

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02105-1713

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in The New Economy Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.80% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.81% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.06%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of The New Economy Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2003, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo] American Funds(R)

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 20 million shareholder accounts.

Our unique combination of strengths includes these five factors:

o A LONG-TERM,  VALUE-ORIENTED  APPROACH
  Rather than follow fads, we rely on our own research to find well-managed companies.

o AN  UNPARALLELED  GLOBAL  RESEARCH  EFFORT
  American Funds draws on one of the industry's most globally integrated research networks.

o THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
  Every American Fund is divided among a number  of  portfolio  counselors.
  Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o EXPERIENCED  INVESTMENT  PROFESSIONALS
  The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o A COMMITMENT TO LOW OPERATING  EXPENSES
  American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

GROWTH FUNDS
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World FundSM
SMALLCAP World Fund(R)

GROWTH-AND-INCOME FUNDS
American Mutual Fund(R)
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America(R)
Washington Mutual Investors FundSM

EQUITY-INCOME FUNDS
Capital Income Builder(R)
The Income Fund of America(R)

BALANCED FUND
American Balanced Fund(R)

BOND FUNDS
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities FundSM

TAX-EXEMPT BOND FUNDS
American High-Income Municipal Bond Fund(R)
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America(R)

STATE-SPECIFIC TAX-EXEMPT FUNDS
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

MONEY MARKET FUNDS
The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. NEF-013-0703

Litho in USA BDC/AL/6276

Printed on recycled paper





ITEM 2 - Code of Ethics

Not applicable for filing of Semiannual Reports to Shareholders.



ITEM 3 - Audit Committee Financial Expert

Not applicable for filing of Semiannual Reports to Shareholders.



ITEM 4 - Principal Accountant Fees and Services

Form N-CSR disclosure requirement not yet effective with respect to Registrant.



ITEM 5 - Audit Committee Disclosure for Listed Companies

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved


ITEM 9 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no significant changes in the Registrant's internal controls or other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 10 - Exhibits

(a) Code of Ethics - not applicable for filing of Semiannual Reports to Shareholders.


(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE NEW ECONOMY FUND



By /s/ Timothy D. Armour
Timothy D. Armour, President and PEO

Date: August 8, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By   /s/ Timothy D. Armour
     Timothy D. Armour, President and PEO

Date: August 8, 2003



 By  /s/ David A. Pritchett
     David A. Pritchett, Treasurer

Date: August 8, 2003